Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On September 30, 2011, Heckmann Corporation (the “Company”), through its wholly-owned subsidiary, China Water and Drinks, Inc. (“CWD”) (by virtue of a novation from its wholly-owned subsidiary China Water and Drinks (BVI) Inc.), entered into a Share Purchase Agreement (the “SPA”) by and among Pacific Water & Drinks (HK) Group Limited (f/k/a Sino Bloom Investments Limited), a Hong Kong company (“Buyer”), CWD, as Seller, and China Water Drinks (H.K.) Holdings Limited, a Hong Kong company (“Target”), pursuant to which Seller agreed to sell 100% of the equity interests in Target to Buyer in exchange for shares in Buyer equal to ten percent (10%) of Buyer’s outstanding equity (the “Sale”). The SPA contains limited representations and warranties related to the business of Target, none of which survived the closing of the Sale.

On 11:59 p.m. on September 30, 2011, and subsequent to the Sale, the Company abandoned all interests in its remaining non-U.S. subsidiaries that were not part of the Sale (the “Abandonment”), thus ceasing its China Water operations. Subsequent to the Sale and the Abandonment, the historical financial results of Target and the remaining abandoned non-U.S. subsidiaries will be reflected in the consolidated financial statements of the Company as discontinued operations for all periods presented through the date of the Sale, beginning with the financial statements to be filed for the quarter ended September 30, 2011.

The following unaudited condensed consolidated financial statements are presented to illustrate the effects of the Sale and the Abandonment. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2011 illustrates the estimated effects of the Sale and the Abandonment as if these activities had occurred on June 30, 2011. The unaudited pro forma condensed consolidated statements of operations for the interim period ended June 30, 2011 and the years ended December 31, 2010, 2009 and 2008 sets forth the estimated effects of the Sale and Abandonment had on the Company’s condensed consolidated statements of operations as if these activities had occurred in their entirety at the beginning of the periods presented.

The unaudited pro forma condensed consolidated financial statements presented herein are for informational purposes only and do not purport to present what the Company’s actual results would have been had the Sale and Abandonment occurred on the date assumed, or to project our results of operations or financial position for any future period. The pro forma financial statements include assumptions that are believed to be reasonable and represent all material information that is necessary to fairly present pro forma financial statements.

The unaudited pro forma condensed consolidated financial statements, including the notes thereto, should be read in conjunction with the Company’s audited consolidated financial statements and the notes thereto in the Company’s Annual Report on Form 10-K as of and for the fiscal year ended December 31, 2010, as filed with the United States Securities and Exchange Commission on March 14, 2011.

HECKMANN CORPORATION AND SUBSIDIARIES

Consolidated Balance Sheets

(In thousands, except share data)

	June 30, 2011
	As Reported	Pro Forma Adjustments	Notes	Pro Forma
ASSETS	(unaudited)	(unaudited)		(unaudited)
Current Assets
Cash and cash equivalents	$36,887	$(4,387)	(a)	$32,500
Certificates of deposit	11,830			11,830
Marketable securities	6,113			6,113
Accounts receivable, net	42,389	(6,280)	(a)	36,109
Inventories, net	3,088	(2,417)	(a)	671
Prepaid expenses and other receivables	4,890	(2,130)	(a)	2,760
Income tax receivable	2,018			2,018
Other current assets	1,908	(165)	(a)	1,743

Total current assets	109,123	(15,379)		93,744
Property, plant and equipment, net	210,102	(19,940)	(a)	190,162
Marketable securities	8,873			8,873
Equity investments	7,182			7,182
Intangible assets, net	32,210	(3,672)	(a)	28,538
Goodwill	100,665	(6,342)	(a)	94,323
Other	1,173	(107)	(a)	1,066

TOTAL ASSETS	$469,328	$(45,440)		$423,888

LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$31,331	$(14,895)	(a)	$16,436
Deferred revenue	158	(158)	(a)	—
Accrued expenses	26,117	(6,644)	(a)	19,473
Current portion of long term debt	33,827			33,827
Due to related parties	423	(423)	(a)	—

Total current liabilities	91,856	(22,120)		69,736
Long-term debt, less current portion	36,494			36,494
Deferred income taxes	12,771			12,771
Other long-term liabilities	11,438	(1,673)	(a)	9,765

TOTAL LIABILITIES	152,559	(23,793)		128,766

Equity:
Preferred stock, $0.001 par value, 1,000,000 shares authorized; no shares issued outstanding	—			—
Common stock, $0.001 par value: 500,000,000 authorized at June 30, 2011, 131,036,430 shares issued and 116,727,227 shares outstanding at June 30, 2011	128			128
Additional paid-in capital	764,993			764,993
Purchased warrants	(6,844)			(6,844)
Treasury stock	(19,500)			(19,500)
Accumulated deficit	(423,311)	(20,400)	(b)	(443,711)
Accumulated other comprehensive income	(108)	164	(a)	56

Total equity of Heckmann Corporation	315,358	(20,236)		295,122

Noncontrolling interest	1,411	(1,411)		—

TOTAL EQUITY	316,769	(21,647)		295,122

TOTAL LIABILITIES AND EQUITY	$469,328	$(45,440)		$423,888

HECKMANN CORPORATION AND SUBSIDIARIES

Consolidated Statements of Operations

(In thousands, except share and per share data)

	Six Months Ended June 30, 2011
	As Reported	Pro Forma Adjustments	Notes	Pro Forma
	(unaudited )	(unaudited )		(unaudited )
Revenue	$70,693	$(13,295)	(a)	$57,398
Cost of goods sold	54,365	(11,489)	(a)	42,876

Gross profit	16,328	(1,806)		14,522
Operating expenses:
Selling and marketing	1,272	(1,272)	(a)	—
General and administrative	15,281	(2,275)	(a)	13,006

Total operating expenses	16,553	(3,547)		13,006

Income (loss) from operations	(225)	1,741		1,516
Interest income (expense), net	(1,147)			(1,147)
Loss from equity method investment	(462)			(462)
Other, net	2,547	(2,150)	(a)	397

Income (loss) before income taxes	713	(409)		304
Income tax benefit (expense)	(210)	120	(c)	(90)

Net income (loss)	$503	$(289)		$214

Weighted average shares outstanding:
Basic	112,393,028	112,393,028		112,393,028

Diluted	116,391,549	116,391,549		116,391,549

Income (loss) per share:
Basic	*	*		*

Diluted	*	*		*

* amount is less than $0.01 per share

HECKMANN CORPORATION AND SUBSIDIARIES

Consolidated Statements of Operations

(In thousands, except share and per share data)

	Twelve Months Ended December 31, 2010
	As Reported	Pro Forma Adjustments	Notes	Pro Forma
		(unaudited)		(unaudited)
Revenue	$45,691	$(30,483)	(a)	$15,208
Cost of goods sold	34,951	(23,614)	(a)	11,337

Gross profit	10,740	(6,869)		3,871
Operating expenses:
Selling and marketing	2,861	(2,861)	(a)	—
General and administrative	17,961	(6,407)	(a)	11,554
Pipeline start-up and commissioning	11,830			11,830

Total operating expenses	32,652	(9,268)		23,384

Loss from operations	(21,912)	2,399		(19,513)
Interest income, net	2,005	82	(a)	2,087
Income (loss) from equity method investment	(4,016)	3,327	(a)	(689)
Other, net	6,171	(1,760)	(a)	4,411

Loss before income taxes	(17,752)	4,048		(13,704)
Income tax benefit (expense)	3,059	(695)	(c)	2,364

Net loss	(14,693)	3,353		(11,340)
Net income attributable to non-controlling interests	—	—		—

Net loss attributable to Heckmann Corporation	$(14,693)	$3,353		$(11,340)

Weighted average shares outstanding:
Basic and diluted	108,819,384	108,819,384		108,819,384

Income (loss) per share:
Basic and diluted	$(0.14)	$0.04		$(0.10)

HECKMANN CORPORATION AND SUBSIDIARIES

Consolidated Statements of Operations

(In thousands, except share and per share data)

	Twelve Months Ended December 31, 2009
	As Reported	Pro Forma Adjustments	Notes		Pro Forma
		(unaudited)			(unaudited)
Revenue	$35,975	$(32,155)	(a)		$3,820
Cost of goods sold	26,734	(24,634)	(a)		2,100

Gross profit	9,241	(7,521)			1,720
Operating expenses:
Selling and marketing	3,141	(3,141)	(a	)	—
General and administrative	41,287	(32,093)	(a	)	9,194
Goodwill impairment	357,545	(357,545)	(a	)	—
Fixed asset impairment	6,781	(6,781)	(a	)	—

Total operating expenses	408,754	(399,560)			9,194

Loss from operations	(399,513)	392,039			(7,474)
Interest income, net	3,928				3,928
Income (loss) from equity method investment	47	(47)	(a)		—
Other, net	(2)	151	(a)		149

Loss before income taxes	(395,540)	392,143			(3,397)
Income tax benefit (expense)	2	—			2

Net loss	(395,538)	392,143			(3,395)
Net income attributable to non-controlling interests	143	(143)	(a)		—

Net loss attributable to Heckmann Corporation	$(395,395)	$392,000			$(3,395)

Weighted average shares outstanding:
Basic and diluted	109,575,057	109,575,057			109,575,057

Income (loss) per share:
Basic and diluted	$(3.61)	$3.58			$(0.03)

HECKMANN CORPORATION AND SUBSIDIARIES

Consolidated Statements of Operations

(In thousands, except share and per share data)

	Twelve Months Ended December 31, 2008
	As Reported	Pro Forma Adjustments	Notes		Pro Forma
		(unaudited)			(unaudited)
Revenue	$10,507	$(10,507)	(a)		$—
Cost of goods sold	7,247	(7,247)	(a)		—

Gross profit	3,260	(3,260)			—
Operating expenses:
Selling and marketing	322	(322)	(a	)	—
General and administrative	3,585	(1,611)	(a	)	1,974

Total operating expenses	3,907	(1,933)			1,974

Loss from operations	(647)	(1,327)			(1,974)
Interest income, net	10,940				10,940
Acquisition costs	(21,153)	21,153	(a)		—
Income (loss) from equity method investment	4	(4)	(a)		—
Other, net	(174)	(164)	(a)		(338)

Income (loss) before income taxes	(11,030)	19,658			8,628
Income tax benefit (expense)	(3,710)	808	(c)		(2,902)

Net income (loss)	(14,740)	20,466			5,726
Net income attributable to non-controlling interests	(177)	177	(a)		—

Net income (loss) attributable to Heckmann Corporation	(14,917)	20,643			5,726
Deferred interest income, net of taxes, attributable to common stock subject to possible redemption	265	—			265

Net income (loss) attributable to common stockholders	$(14,652)	$20,643			$5,991

Weighted average shares outstanding:
Basic and diluted	74,853,651	74,853,651			74,853,651

Income (loss) per share:
Basic and diluted	$(0.20)	$0.28			$0.08

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO UNAUDITED PRO FORMA ADJUSTMENTS

(a)	The pro forma adjustments remove all previously reported balances related to CWD.
(b)	The $20.4 million balance represents a loss on the Sale and Abandonment.
(c)	The pro forma income tax benefit or expense has been adjusted by applying the previously reported effective tax rate to the pro forma income or loss before income taxes with the resulting difference reported as a pro forma adjustment to the income tax benefit or expense.

The pro forma adjustments are directly attributable to the transaction and are expected to have a continuing effect on the organization.